EXHIBIT 99.6

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT
IN RESPECT OF THE QUARTERLY PERIOD FROM 24 JANUARY 2003 TO 07 MAY 2003

NOTE INFORMATION

	Class A Notes	A$ Class B Notes

Original Principal Balance of each class of Note at the time of their issue	US$1,000,000,000.00	A$54,000,000.00
Principal Balance of each class of Note at the end of the immediately preceding Quarterly Payment Date	N/A	N/A
Amount to be applied towards payment of principal on each class of Note on this Quarterly Payment Date	US$0.00	A$0.00
Principal Balance of each class of Note after payments referred to above have been applied	US$1,000,000,000.00	A$54,000,000.00
Note Factor at the end of the Quarterly Payment Date	1.000000000	1.000000000
Amount to be applied towards payment of interest on each class of Note on this Quarterly Payment Date	US$4,593,333.33	A$849,146.89
LIBOR / BBSW in respect of this quarterly period	1.36000%	4.76885%
Rate of interest payable on each class of Note in respect of this quarterly period	1.59000%	5.51885%
A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
As at 30 April 2003 no A$ Redraw Notes or A$ Subordinated Notes have been issued
REDRAW FACILITY
Redraw Facility Principal at the commencement of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal at the end of this Quarterly Payment Date	A$250,000.00
Redraw Facility Principal repaid during the quarterly period	A$0.00
Aggregate Subordinate Funded Further Advance Amounts in relation to the Quarterly Payment Date	A$5,489.18
Interest paid on Redraw Facility Principal during the quarterly period	A$3,481.55
PRINCIPAL CASH BALANCE IN AUD
Principal Cash Balance at the commencement of this Quarterly Payment Date	A$8,965,652.17
Principal Cash Balance at the end of this Quarterly Payment Date	A$8,965,652.17
INCOME RESERVE IN AUD
Income Reserve at the commencement of this Quarterly Payment Date	A$0
Income Reserve at the end of this Quarterly Payment Date	A$0
COLLECTION INFORMATION IN AUD
Collections (1) held by the Trustee in relation to this Quarterly Payment Date	A$41,369,616
Less : Principal Cash Balance at the end of the Quarterly Payment Date	A$8,965,652
Less : Income Reserve at the end of the Quarterly Payment Date	A$0

Collections (other than Principal Cash Balance and Income Reserve) at the end of the Quarterly Payment Date	A$32,403,964
Less : Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0
Less : Collections to be applied towards payment of Expenses of the Trust in respect of this quarterly period	A$32,403,964

Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$0

Principal Collections (net of redraws) in relation to this Quarterly Payment Date	A$100,889,749
Less : Principal Collections applied or retained by the Trust to be applied towards the acquisition of substitute housing loans	A$100,889,749
Less : Principal Collections to be applied towards repayment of Redraw Facility Principal on the Quarterly Payment Date	A$0

Principal Collections to be applied towards repayment of US$ Notes on the Quarterly Payment Date	A$0

(1)	The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws

PUMA GLOBAL TRUST NO. 3 QUARTERLY SERVICING REPORT IN RESPECT OF
THE QUARTERLY PERIOD FROM 24 JANUARY 2003 TO 07 MAY 2003 (continued)

PRE-FUNDING POOL INFORMATION IN AUD

Amount Remaining in the Pre-
			Weighted Average Interest	Funding Pool at the end of the
	Number of Housing	Aggregate Principal Balance of	Rate Payable on the Housing	Pre-Funding Period and added
	Loans Acquired	Housing Loans Acquired	Loans Acquired	to Collections

Details of the housing loans acquired using pre-funding pool amounts	1,936	A$395,820,749	6.4404%	A$85

HOUSING LOAN POOL INFORMATION IN AUD

		Number of Housing Loan	Maximum Current Housing	Minimum Current Housing
	Number of Housing Loans	Accounts	Loan Balance	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	9,634	10,867	A$1,000,000	A$0

	Weighted Average Original	Maximum Original	Total Valuation of the
	Loan-to-Value Ratio	Loan-to-Value Ratio	Security Properties

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	75.72%	95.00%	A$2,738,821,079

	Outstanding Balance of	Outstanding Balance of Fixed	Outstanding Balance of	Average Current Housing
	Housing Loans	Rate Housing Loans	Variable Rate Housing Loans	Loan Balance

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	A$1,780,520,840	A$74,208,827	A$1,706,312,013	A$184,816

	Maximum Remaining Term	Weighted Average Remaining	Weighted Average
	To Maturity	Term to Maturity	Seasoning

Amount as at the close of business on the seventh business day prior to this Quarterly Payment Date	360 months	347 months	13 months
FURTHER ADVANCE INFORMATION IN AUD
Aggregate amount of Further Advances (not being subordinated further advances) made during the period	A$0.00
DELINQUENCY INFORMATION
The delinquency information provided below is as at 1 April 2003

			Outstanding Balance of the	Percentage of Pool by
			Applicable Delinquent	Outstanding Balance of
	Number of Housing Loans	Percentage of Pool by number	Housing Loans	Housing Loans

30 - 59 days	51	0.47%	A$13,466,525.60	0.76%
60 - 89 days	7	0.06%	A$1,259,316.09	0.07%
90 - 119 days	1	0.01%	A$254,156.33	0.01%
Greater than 120 days	0	0.00%	A$0.00	0.00%

Total Arrears	59	0.54%	A$14,979,998.02	0.84%

MORTGAGE INSURANCE CLAIMS INFORMATION

The information provided below is in respect of the period since the Closing Date to 1 April 2003.

Amount of mortgage insurance claims made:	A$0.00
Amount of mortgage insurance claims paid:	A$0.00
Amount of mortgage insurance claims pending:	A$0.00
Amount of mortgage insurance claims denied:	A$0.00